Exhibit 10.27.8

SUBORDINATION OF LIENS AND SECURITY INTERESTS

STATE OF TEXAS	§
§
COUNTIES OF CAMERON	§
AND KLEBERG	§

This SUBORDINATION OF LIENS AND SECURITY INTERESTS is executed to be effective on the 30th day of June, 2009 (the “Effective Date”) by ARTIC MANAGEMENT CORPORATION, a corporation incorporated under the laws of Panama (“Artic”), the address for which, for purposes hereof, is Attn: Matthias Eckenstein, Solothurnerstrasse 94, CH-4008, Basel, Switzerland, for the benefit of GUARANTY BANK, FSB, a federal savings bank, in its capacity as administrative agent for the lenders party to that certain Amended and Restated Credit Agreement dated effective March 31, 2008 (as amended as of the Effective Date, the “Credit Agreement”) by and among Prime Offshore L.L.C., a Delaware limited liability company (the “Borrower”), the lenders party thereto and Guaranty Bank, FSB, as administrative agent for such lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, Artic is the mortgagee, secured party or beneficiary of each of those certain security documents executed by the Borrower and listed in Schedule 1 attached hereto and incorporated herein for all purposes by this reference (the “Artic Security Documents”);

WHEREAS, the Agent is the mortgagee, secured party or beneficiary of each of those certain security documents executed by the Borrower and listed in Schedule 2 attached hereto and incorporated herein for all purposes by this reference (the “Agent Security Documents”); and

WHEREAS, Artic and the Agent desire that the liens, security interests and other rights created by the Agent Security Documents shall be superior to the liens, security interest and other rights created by the Artic Security Documents;

NOW, THEREFORE, Artic, for TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby agree that, notwithstanding any provision of any of the Artic Security Documents, the Agent Security Documents, the Credit Agreement or the Artic Subordination Agreement (as such term is defined in the Credit Agreement) to the contrary, the liens, security interests and other rights created by the Artic Security Documents shall be and are hereby made subordinate, subject and inferior to the liens, security interests and other rights created by the Agent Security Documents.

This Subordination Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to principles of such laws relating to conflicts of law.

IN WITNESS WHEREOF, this Subordination of Liens and Security Interests is executed effective as of the Effective Date.

ARTIC MANAGEMENT CORPORATION

By:
Matthias Eckenstein
President

(See acknowledgement on following page)

2

Schedule 1

Listing of Artic Security Documents

1.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated effective March 31, 2008 (regarding Loop Pipeline and South Padre Island 1111), from Prime Offshore L.L.C. to Matthias Eckenstein, Trustee for the benefit of Artic Management Corporation, filed and recorded as follows:

JURISDICTION	FILING DATA

TEXAS

Cameron County	Filed April 14, 2008 under Documents No. 2008-0017766, Volume 14977, Page 31, Official Records

Kleberg County	Filed April 10, 2008 under File No. 274552, Volume 388, Page 143, Official Records

FEDERAL

Minerals Management Service	Filed April 15, 2008 under OCS Filing No. OCS–G-26982 and OCS Filing No. OCS-G-24300

2.	Pledge Agreement dated effective March 31, 2008 (General Partner interest in FWOE Partners L.P.) between Prime Offshore L.L.C. and Artic Management Corporation.

3.	Security Agreement dated effective March 31, 2008 between Prime Offshore L.L.C. and Artic Management Corporation, insofar as covering the General Partner interest of Prime Offshore L.L.C. in FWOE Partners L.P.

Schedule 2

Listing of Agent Security Documents

1.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated effective as of June 30, 2009 from (regarding Loop Pipeline and South Padre Island 1111), from Prime Offshore L.L.C. to John A. Clark, Trustee for the benefit of Guaranty Bank FSB, in its capacity as administrative agent for the lenders party to that certain Amended and Restated Credit Agreement dated effective as of March 31, 2008 among Prime Offshore L.L.C., the lenders party thereto and Guaranty Bank, FSB, as administrative agent for such lenders, covering the property described in Exhibit A attached hereto and incorporated herein by this reference.

2.	Pledge Agreement dated effective as of June 30, 2009 between Prime Offshore L.L.C. and Guaranty Bank, FSB, in its capacity as administrative agent for the lenders party to that certain Amended and Restated Credit Agreement dated effective as of March 31, 2008 among Prime Offshore L.L.C., the lenders party thereto and Guaranty Bank, FSB, as administrative agent for such lenders.

Exhibit A

Loop Pipeline

A 12- 3/4 inch pipeline 13.14 miles in length to transport gas and condensate from a 12-inch sub-sea tie-in in North Padre Island Area Block 996 (Segment Number 15073) through North Padre Island Blocks 997, 989, 976, 977, and 968 to a 10-inch sub-sea tie-in in North Padre Island Area Block 967 (Segment Number 5990).

Assigned Right-of-Way Number OCS-G26982

Assigned Segment Number: 15636

South Padre Island 1111

Oil and Gas Lease OCS-G-24300, granted by the United States of America to F-W Oil Exploration L.L.C., dated effective November 1, 2002, covering all of Block 1111, South Padre Island Area, OCS Leasing Map, Texas Map No. 1, offshore Cameron County, Texas.

Working Interest	100.0000
Net Revenue Interest	80.3333